Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED SEPTEMBER 6, 2016
TO STATEMENT OF ADDITONAL INFORMATION DATED APRIL 29, 2016

The following information supplements and supersedes any information to the contrary relating to the Miller/Howard Infrastructure Fund (Fund) contained in the current Statement of Additional Information (SAI).

To reflect the September 15, 2016 (Effective Date) resignation of the subadviser, Miller/Howard Investments, Inc., (Miller/Howard) to the Fund, all references in the SAI to “Miller/Howard” and its portfolio managers are hereby deleted. All references to “Subadviser” are hereby deleted and replaced with “Adviser”.

Also on the Effective Date, the Fund is changing its name to the Infrastructure Fund. Accordingly, all references to the Miller/Howard Infrastructure Fund are changed to reflect the Fund’s new name.

On Page 66, the “Investment Subadviser” Section is hereby deleted.

Investors Should Retain this Supplement for Future Reference